UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2018

Navient Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36228	46-4054283
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Justison Street, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 283-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02
DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS

On May 24, 2018, the Board of Directors of Navient Corporation (“Navient” or the “Company”) amended and restated the Company’s Deferred Compensation Plan (“Plan”) to eliminate Company contributions effective January 1, 2019 and to make certain other clarifying changes. This summary is qualified in its entirety by reference to the revised Plan, a copy of which is attached hereto and incorporated as Exhibit 10.01.

ITEM 5.07
SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 24, 2018, Navient held its 2018 Annual Meeting of Shareholders (the “Annual Meeting”). As of the close of business on March 26, 2018, the record date for the Annual Meeting, 264,587,791 shares of common stock, par value $.01 per share, were outstanding and entitled to vote. At the Annual Meeting, 243,480,038 shares, or approximately 92%, of the outstanding shares of common stock entitled to vote were represented in person or by proxy. At the Annual Meeting, the following proposals were submitted to a vote of the Company’s shareholders, with the voting results indicated below:

Proposal 1 – Election of Directors. The Company’s shareholders elected the following 9 directors to hold office until the 2019 Annual Meeting of Shareholders and until their successors have been duly elected or appointed:

	For	Against	Abstain	Broker Non-Votes	% of Votes Cast "For"
Anna Escobedo Cabral	226,819,813	846,504	128,658	15,685,063	99.57%
William M. Diefenderfer, III	226,844,153	819,600	131,222	15,685,063	99.58%
Katherine A. Lehman	226,823,491	841,690	129,794	15,685,063	99.57%
Linda A. Mills	225,554,183	2,112,113	128,679	15,685,063	99.02%
John F. Remondi	226,881,637	787,044	126,294	15,685,063	99.60%
Jane J. Thompson	203,076,086	24,588,151	130,738	15,685,063	89.15%
Laura S. Unger	226,542,498	1,122,940	129,537	15,685,063	99.45%
Barry L. Williams	226,701,667	962,385	130,923	15,685,063	99.52%
David L. Yowan	226,863,803	799,178	131,994	15,685,063	99.59%

Proposal 2 – Ratification of the Appointment of KPMG LLP. The Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018, as follows:

For	Against	Abstain	Broker Non-Votes	% of Votes Cast "For"
242,089,442	1,154,820	235,776	15,685,063	99.43%

Proposal 3 – Advisory Vote on Executive Compensation. The Company’s shareholders approved, by an advisory vote, the compensation of its named executive officers, as follows:

For	Against	Abstain	Broker Non-Votes	% of Votes Cast "For"
221,980,476	5,563,512	250,987	15,685,063	97.45%

Proposal 4 – Shareholder Proposal – Report on Student Loan Risk Management

For	Against	Abstain	Broker Non-Votes	% of Votes Cast "For"
92,751,231	123,985,851	11,057,893	15,685,063	40.72%

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

10.01	Navient Deferred Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIENT CORPORATION

Date: May 30, 2018	By:	/s/ Mark L. Heleen
Mark L. Heleen
Chief Legal Officer